SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A-1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report   (Date of earliest event reported)    October 9, 1998
                                                      ---------------


                            News Communications, Inc.
                            -------------------------
             (Exact name of Registrant as Specified in its Charter)


        Nevada                 0-18299              13-3346991
        ------                 -------              ----------
(State or Other Jurisdiction (Commission           (IRS Employer
      of Incorporation)       File Number)          Identification No.)


174-15 Horace    Harding Expwy., Fresh Meadows, New York    11365
---------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code    (718) 357-3380
                                                      --------------

                                       N/A
   -------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountants.

     (a) On October 9, 1998, PricewaterhouseCoopers LLP, successors to Coopers & Lybrand L.L.P. ("PwC"), declined to stand for reelection as the independent accountants of News Communications, Inc. (the "Registrant").

      PwC's reports on the financial statements of the registrant for the fiscal years ended November 30, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the fiscal years ended November 30, 1997 and 1996 and through October 9, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such year. The decision to change accountants was approved by the Audit Committee of the Registrant's Board of Directors.

      In a letter dated June 30, 1997, in connection with the audit of the financial statements of the Registrant for the year ended November 30, 1996, PwC reported to management and the Audit Committee of the Registrant's Board of Directors that the following reportable conditions existed in the Registrant's internal control structure:

      1. A need for the Registrant to implement formal accounting closing procedures to ensure annual and quarterly financial statements are prepared in a timely, accurate and consistent manner, reflecting all significant accruals and estimates necessary for the results of each annual and interim period to provide meaningful information with respect to the operations of the Registrant.

     2. A need for the Registrant to restrict access to accounting records and information systems to authorized personnel.

      The Registrant has taken measures to improve its internal control structure in response to the above recommendations by PwC and, as a result, believes that its internal control structure is sufficient.


     (b) The Registrant is in the process of selecting new independent accountants.

      The Registrant has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.

Item 7.  Financial  Statements, Pro Forma  Financial  Information and Exhibits.

      (c)  Exhibits.


      Exhibit No.    Description
      ----------     -----------

      16 Letter dated October 20, 1998 from PwC to the Securities and Exchange Commission regarding change in certifying accountants.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEWS COMMUNICATIONS, INC.




Date: October 23, 1998             By:  /s/ Michael Schenkler
      --------------------             ----------------------
                                       Michael Schenkler
                                       President

                                                                      Exhibit 16



PRICEWATERHOUSECOOPERS



                                               PricewaterhouseCoopers LLP
                                               1301  Avenue  of the Americas
                                               New York, NY 10019-6013
                                               Telephone (212) 259-1000
                                               Facsimile (212) 259-1301


October 20, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Commissioners:

           News  Communications,  Inc.  (Commission  File  Number 0-18299)
           ---------------------------------------------------------------


We have read the statements made by News Communications, Inc. (copy attached), which we understand have been filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's report for the month of October 1998. We agree with the statements concerning our Firm in such Form 8-K.

With respect to management's statement that it has taken measures to improve its internal control structures, the conditions reported in our letter dated June 30, 1997 were in existence for the fiscal year ended November 30, 1997. We have no basis to agree or disagree with respect to management's statements regarding improvements in internal control subsequent to the date of our audit for the year ended November 30, 1997.

Yours very truly,

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP